Exhibit 10.3

Execution Version

July 1, 2020

STRICTLY CONFIDENTIAL

Aeterna Zentaris Inc.

315 Sigma Drive, Suite 302D

Summerville, South Carolina

USA 29486

Attn: Klaus Paulini, Chief Executive Officer

Dear Mr. Paulini:

Reference is made to the engagement letter (the “Engagement Letter”), dated as of June 10, 2020, by and between Aeterna Zentaris Inc. (the “Company”) and H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright shall serve, among other things, as the exclusive agent in any Offering of Securities of the Company during the “Term” (as defined in the Engagement Letter). Defined terms used herein but not defined herein shall have the meanings given to such terms in the Engagement Letter.

(1)	The Company and Wainwright hereby agree to reduce the cash fee of Wainwright included in Section A.1 of the Engagement Letter to 7.0%, solely in connection with the Company’s Offering of its equity securities pursuant to the Registration Statement on Form F-1, as amended (File No. 333-239264).

(2)	The Company and Wainwright hereby agree to reduce the amount of its expenses in case of a public offering included in clauses (b) and (c) of Section A.3 of the Engagement Letter to $15,000 and $90,000, respectively, solely in connection with the Company’s Offering of its equity securities pursuant to the Registration Statement on Form F-1, as amended (File No. 333-239264).

(3)	The Company and Wainwright hereby agree to add the following to the end of the first sentence of Section A.5 of the Engagement Letter:

“; provided however that this section A.5 shall not apply solely in connection with the Company’s Offering of its equity securities pursuant to the Registration Statement on Form F-1, as amended (File No. 333-239264).”

(4)	The Company and Wainwright hereby agree to amend and restate the first sentence of Section B of the Engagement Letter, as follows:

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

“B. Term and Termination of Engagement; Exclusivity. The term of Wainwright’s exclusive engagement will begin on the date hereof and end twelve (12) months following the the consumatin of the Company’s Offering of its equity securities pursuant to the Registration Statement on Form F-1, as amended (File No. 333-239264) (the “Term”).

Except as expressly set forth above, all of the terms and conditions of the Engagement Letter shall continue in full force and effect after the execution of this agreement and shall not be in any way changed, modified or superseded by the terms set forth herein.

This agreement may be executed in two or more counterparts and by facsimile or “.pdf” signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, this agreement is executed as of the date first set forth above.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

By:	/s/ Edward D. Silvera
Name:	Edward D. Silvera
Title:	Chief Operating Officer

Accepted and Agreed:

Aeterna Zentaris Inc.

By:	/s/ Klaus Paulini
Name:	Klaus Paulini
Title:	President and Chief Executive Officer

[AEZS EA Amendment Signature Page]

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